EXHIBIT 99.1

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2002
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------





                             COMPUTATIONAL MATERIALS


                                  $517,555,000
                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2003-NC2


                       MORTGAGE PASS-THROUGH CERTIFICATES






--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 1

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2002
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                           APPROXIMATELY $517,555,000
           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2003-NC2

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                                 PROVIDENT BANK
                                    SERVICER

                             TRANSACTION HIGHLIGHTS

                                                                                MODIFIED
                                             EXPECTED RATINGS     AVG LIFE     DURATION TO
OFFERED                                         (S&P/FITCH/       TO CALL /      CALL /         PAYMENT WINDOW TO CALL /
CLASSES      DESCRIPTION       BALANCE           MOODY'S)         MTY(1)(2)   MTY(1)(2)(3)              MTY(1)(2)
-----------------------------------------------------------------------------------------------------------------------------
  A-1       Not Offered       $545,640,000                                                *****Not Offered*****
-----------------------------------------------------------------------------------------------------------------------------
  A-2         Floater         $331,333,000      AAA/AAA/Aaa      2.89 / 3.22  2.78 / 3.06   03/03 - 02/11 / 03/03 - 09/20
---------- --------------- ---------------- -------------------- ------------ ------------- ---------------------------------
  M-1         Floater          $70,375,000       AA/AA/Aa2       5.34 / 5.90  5.00 / 5.44   05/06 - 02/11 / 05/06 - 09/17
---------- --------------- ---------------- -------------------- ------------ ------------- ---------------------------------
  M-2         Floater          $56,840,000        A/A+/A2        5.32 / 5.81  4.80 / 5.17   04/06 - 02/11 / 04/06 - 05/16
---------- --------------- ---------------- -------------------- ------------ ------------- ---------------------------------
  M-3         Floater          $18,947,000       A-/A-/A3        5.31 / 5.71  4.75 / 5.04   03/06 - 02/11 / 03/06 - 08/14
---------- --------------- ---------------- -------------------- ------------ ------------- ---------------------------------
  B-1         Floater          $25,985,000     BBB/BBB/Baa2      5.30 / 5.57  4.54 / 4.72   03/06 - 02/11 / 03/06 - 10/13
---------- --------------- ---------------- -------------------- ------------ ------------- ---------------------------------
  B-2         Floater          $14,075,000    BBB-/BBB-/Baa3     5.24 / 5.27  4.49 / 4.51   03/06 - 02/11 / 03/06 - 11/11
---------- --------------- ---------------- -------------------- ------------ ------------- ---------------------------------

(Table Continued)

                 INITIAL
OFFERED       SUBORDINATION
CLASSES           LEVEL          BENCHMARK
----------------------------------------------
            *****Not Offered*****
  A-1
  A-2             19.00%       1 Mo. LIBOR
----------- ----------------- ---------------
  M-1            12.50%        1 Mo. LIBOR
----------- ----------------- ---------------
  M-2            7.25%         1 Mo. LIBOR
----------- ----------------- ---------------
  M-3            5.50%         1 Mo. LIBOR
----------- ----------------- ---------------
  B-1            3.10%         1 Mo. LIBOR
----------- ----------------- ---------------
  B-2            1.80%         1 Mo. LIBOR
----------- ----------------- ---------------


Notes:

(1)   Certificates are priced to the 10% optional clean-up call.
(2)   Based on the pricing prepayment speed. See details below.
(3)   Assumes pricing at par.
(4)   Bond sizes subject to a variance of plus or minus 5%.

ISSUER:                              Morgan Stanley Dean Witter Capital I Inc. Trust 2003-NC2.

DEPOSITOR:                           Morgan Stanley Dean Witter Capital I Inc.

ORIGINATOR:                          NC Capital Corporation

SERVICER:                            The Provident Bank

TRUSTEE:                             Deutsche Bank National Trust Company.

MANAGERS:                            Morgan Stanley (lead manager), Utendahl Capital Partners, L.P. and Blaylock & Partners L.P.

RATING AGENCIES:                     Standard & Poor's, Fitch Ratings and Moody's Investors Service.

OFFERED CERTIFICATES:                Classes A-2, M-1, M-2, M-3, B-1 and B-2 Certificates.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 2

EXPECTED CLOSING DATE:               February 26, 2003 through DTC and Euroclear or Clearstream, Luxembourg.  The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:                  The 25th of each month, or if such day is not a business day, on the next business day, beginning March 25, 2003.

FINAL SCHEDULED DISTRIBUTION DATE:   The Distribution Date occurring in February 2033.

DUE PERIOD:                          For any Distribution Date, the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:             The interest accrual period for the Offered Certificates with respect to any Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first
                                     Distribution Date, the Closing Date) and ending on the day prior to the current Distribution
                                     Date (on an actual/360 day count basis).

MORTGAGE LOANS:                      The Trust will consist of two groups of adjustable and fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS:              Approximately $673.6 million of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:             Approximately $409.1 million of Mortgage Loans that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT SPEED:            o Fixed Rate Mortgage Loans: CPR starting at approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23%
                                     CPR thereafter

                                     o ARM Mortgage Loans: CPR of 25%

CREDIT ENHANCEMENT:                  The Offered Certificates are credit enhanced by:
                                     1) Net monthly excess cashflow from the Mortgage Loans,
                                     2) 1.80% overcollateralization (funded upfront). On and after the Step-down Date, so long as a
                                        Trigger Event is not in effect, the required overcollateralization will equal 3.60% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due
                                        Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage
                                        Loans as of the cut-off date, and
                                     3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT PERCENTAGE:       For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate
                                     Principal Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such
                                     Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 3

STEP-DOWN DATE:                      The later to occur of:
                                     (x) The earlier of:
                                         (a) the Distribution Date occurring in March 2006; and
                                         (b) the Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and
                                     (y) the first Distribution Date on which the Senior Enhancement Percentage
                                         (calculated for this purpose only after taking into account payments of principal on the
                                         Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 38.00%

TRIGGER EVENT:                       A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60
                                     Day+ Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The
                                     60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION PERCENTAGE:    Class A:              19.00%
                                     Class M-1:            12.50%
                                     Class M-2:             7.25%
                                     Class M-2:             5.50%
                                     Class B-1:             3.10%
                                     Class B-2:             1.80%

OPTIONAL CLEAN-UP CALL:              When the current aggregate principal balance of the Mortgage Loans is less than or equal to 10%
                                     of the aggregate principal balance of the Mortgage Loans as of the cut-off date. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other
                                     Certificates on and after the first distribution date on which the Optional Clean-up Call is exercisable.

STEP-UP COUPONS:                     For all Offered Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH RATE:         The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i)
                                     one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                                     Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE:         The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i)
                                     one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                                     Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE:         The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                     one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                     Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE:         The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                     one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                     Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-3 PASS-THROUGH RATE:         The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                     one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                     Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE:         The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                     one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                     Clean-up Call is exercisable) and (ii) the WAC Cap.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 4

CLASS B-2 PASS-THROUGH RATE:         The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                     one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                     Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP:                             As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP I CAP:                    As to any Distribution Date, a per annum rate equal to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual
                                     Period.

LOAN GROUP II CAP:                   As to any Distribution Date, a per annum rate equal to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual
                                     Period.

CLASS A-1 BASIS RISK CARRY FORWARD
AMOUNT:                              As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of:

                                     (i)   the excess, if any, of interest that would otherwise be due on such Certificates at the
                                           Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or
                                           WAC Cap;

                                     (ii)  any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution
                                           Dates; and

                                     (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK CARRY FORWARD   As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates
AMOUNT:                              will equal the sum of:

                                     (i)   the excess, if any, of interest that would otherwise be due on such Certificates at the
                                           Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or
                                           WAC Cap;

                                     (ii)  any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution
                                           Dates; and

                                     (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate without
                                           (regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, M-3, B-1 AND B-2           As to any Distribution Date, the supplemental interest amount for each of the Class
M-3, B-1 and B-2 BASIS                     M-1, M-2, Certificates will equal the sum of:

RISK CARRY FORWARD AMOUNTS:          (i)   the excess, if any, of interest that would otherwise be due on such Certificates at such
                                           Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                                     (ii)  any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                                     (iii) interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate
                                           (without regard to the WAC Cap).

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 5

INTEREST DISTRIBUTIONS ON OFFERED    On each Distribution Date and after payments of servicing and trustee fees and other expenses,
 CERTIFICATES:                       interest distributions from the Interest Remittance Amount will be allocated as follows:

                                     (i)   the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1
                                           Certificates and second, to the Class A-2 Certificates;

                                     (ii)  the portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2
                                           Certificates and second, to the Class A-1 Certificates;

                                     (iii) to the Class M-1 Certificates, its Accrued Certificate Interest;

                                     (iv)  to the Class M-2 Certificates, its Accrued Certificate Interest;

                                     (v)   to the Class M-3 Certificates, its Accrued Certificate Interest;

                                     (vi)  to the Class B-1 Certificates, its Accrued Certificate Interest; and

                                     (vii) to the Class B-2 Certificates, its Accrued Certificate Interest.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan
Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement
Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.
Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.
We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 6

PRINCIPAL DISTRIBUTIONS ON OFFERED   On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is
CERTIFICATES:                        in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                     (i)   to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                                     (ii)  to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                     (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                     (iv)  to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                     (v)   to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                                     (vi)  to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                                     On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger
                                     Event is not in effect, the principal distributions from the Principal Distribution
                                     Amount will be allocated as follows:
                                     (i)   to the Class A Certificates, the lesser of the Principal Distribution Amount and the
                                           Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                                     (ii)  to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                                     (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                                     (iv)  to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                                     (v)   to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and

                                     (vi)  to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

                                     All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such
                                     Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution
                                     Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 7

INTEREST RATE CAP:                   Beginning on the first Distribution Date, and for a period of 35 months thereafter, an Interest
                                     Rate Cap will be pledged to the Trust for the benefit of the Class A-2, M-1, M-2, M-3, B-1 and
                                     B-2 Certificates.

                                     For the first 24 months if the 1-month LIBOR rate exceeds 6.15%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 6.15% (on an Actual/360 day count basis) up to a maximum of 137.5bps and (ii)
                                     the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein. For the next 12 months if the 1-month LIBOR rate exceeds 6.525%, the Interest
                                     Rate Cap pays the Trust the product of (i) the difference between the then current
                                     1-month LIBOR rate and 6.525% (on an Actual/360 day count basis) up to a maximum of
                                     100bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment")
                                     as described herein.

INTEREST RATE CAP PAYMENT            The Interest Rate Cap Payment shall be available to pay any Basis Risk Carry Forward Amount due
ALLOCATION:                          Classes A-2, M-1, M-2, M-3, B-1 and B-2 pro rata.

ALLOCATION OF NET MONTHLY EXCESS     For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:
CASHFLOW:
                                     (i)   to the Class M-1 Certificates, the unpaid interest shortfall amount;

                                     (ii)  to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

                                     (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                                     (iv)  to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

                                     (v)   to the Class M-3 Certificates, the unpaid interest shortfall amount;

                                     (vi)  to the Class M-3 Certificates, the allocated unreimbursed realized loss amount;

                                     (vii) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                                     (viii) to the Class B-1 Certificates, the allocated unreimbursed realized loss amount;

                                     (ix)  to the Class B-2 Certificates, the unpaid interest shortfall amount;

                                     (x)   to the Class B-2 Certificates, the allocated unreimbursed realized loss amount;

                                     (xi)  concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1
                                           Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2
                                           Certificates; and

                                     (xii) sequentially, to Classes M-1, M-2, M-3, B-1 and B-2 Certificates, in such order, any
                                           Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE AMOUNT:          For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE INTEREST:        For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the
                                     Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT:       On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the
                                     Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION         On any Distribution Date, the excess of (i) the aggregate principal remittance amount over (ii)
AMOUNT:                              the Excess Subordinated Amount, if any.

NET MONTHLY EXCESS CASHFLOW:         For any Distribution Date is the amount of funds available for distribution on such
                                     Distribution Date remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL DISTRIBUTION         For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced
AMOUNT:                              Mortgage with respect to the Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such
                                     Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution
                                     Date.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 8

EXCESS SUBORDINATED AMOUNT:          For any Distribution Date, means the excess, if any of (i) the overcollateralization and (ii)
                                     the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION
PERCENTAGE:                          For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i)
                                     in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Class A-2
                                     Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II
                                     Mortgage Loans and the denominator of which is (y) the principal remittance amount for such
                                     Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION       For any Distribution Date, an amount equal to the excess of (x) the aggregate Certificate
AMOUNT:                              Principal Balance of the Class A Certificates immediately prior to such Distribution Date over
                                     (y) the lesser of (A) the product of (i) approximately 62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,413,418.

CLASS M-1 PRINCIPAL DISTRIBUTION     For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
AMOUNT:                              Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the
                                     Certificate Principal Balance of the Class M-1 Certificates immediately prior to such
                                     Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.00% and (ii)
                                     the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                     Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,413,418.

CLASS M-2 PRINCIPAL DISTRIBUTION     For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
AMOUNT:                              Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the
                                     Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the
                                     Certificate Principal Balance of the Class M-2 Certificates immediately prior to such
                                     Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.50% and (ii)
                                     the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                     Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,413,418.

CLASS M-3 PRINCIPAL DISTRIBUTION     For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
AMOUNT:                              Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the
                                     Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the
                                     Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the
                                     Certificate Principal Balance of the Class M-3 Certificates immediately prior to such
                                     Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.00% and (ii)
                                     the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                     Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,413,418.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 9

CLASS B-1 PRINCIPAL DISTRIBUTION     For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
 AMOUNT:                             Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the
                                     Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the
                                     Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the
                                     Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the
                                     Certificate Principal Balance of the Class B-1 Certificates immediately prior to such
                                     Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.80% and (ii)
                                     the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                     Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,413,418.

CLASS B-2 PRINCIPAL DISTRIBUTION     For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
AMOUNT:                              Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the
                                     Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the
                                     Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the
                                     Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the
                                     Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (vi) the
                                     Certificate Principal Balance of the Class B-2 Certificates immediately prior to such
                                     Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.40% and (ii)
                                     the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                     Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,413,418.

TRUST TAX STATUS:                    REMIC.

ERISA ELIGIBILITY:                   Subject to the considerations in the Prospectus, all Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:                   It is not anticipated that the Class A-2 and Class M-1 Certificates will be SMMEA eligible.

PROSPECTUS:                          The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates are
                                     being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                     PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                     BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 10

TO MATURITY

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


      DATES           PPC 0%    PPC 75%      PPC 100%    PPC 125%       PPC 150%
      -----           ------    -------      --------    --------       --------
     Initial            100        100          100         100            100
  February 2004          99         81           75          69             63
  February 2005          98         61           50          40             31
  February 2006          96         45           32          21             11
  February 2007          95         35           27          20             11
  February 2008          93         28           20          14             10
  February 2009          91         23           15          10              7
  February 2010          89         19           12           7              5
  February 2011          87         15            9           5              4
  February 2012          85         12            7           4              3
  February 2013          83         10            5           3              2
  February 2014          80          8            4           3              0
  February 2015          77          7            3           2              0
  February 2016          73          5            3           1              0
  February 2017          70          4            2           0              0
  February 2018          66          4            2           0              0
  February 2019          62          3            1           0              0
  February 2020          58          2            0           0              0
  February 2021          54          2            0           0              0
  February 2022          49          2            0           0              0
  February 2023          44          1            0           0              0
  February 2024          39          1            0           0              0
  February 2025          34          0            0           0              0
  February 2026          31          0            0           0              0
  February 2027          27          0            0           0              0
  February 2028          23          0            0           0              0
  February 2029          18          0            0           0              0
  February 2030          14          0            0           0              0
  February 2031           9          0            0           0              0
  February 2032           4          0            0           0              0
  February 2033           0          0            0           0              0
 Average Life
 to Maturity
 (years)              17.99       4.22         3.22        2.53           1.99
 Average Life
 to Call (1)
 (years)              17.95       3.84         2.89        2.24           1.74


(1) 10% Optional Clean-Up Call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 11

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


      DATES              PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
      -----              ------        -------        --------      --------       --------
     Initial               100            100            100           100            100
  February 2004            100            100            100           100            100
  February 2005            100            100            100           100            100
  February 2006            100            100            100           100            100
  February 2007            100             87             65            47             79
  February 2008            100             70             48            32             21
  February 2009            100             57             36            22             13
  February 2010            100             45             27            15              8
  February 2011            100             36             20            10              5
  February 2012            100             29             15             7              1
  February 2013            100             23             11             5              0
  February 2014            100             19              8             2              0
  February 2015            100             15              6             0              0
  February 2016            100             12              4             0              0
  February 2017            100              9              2             0              0
  February 2018            100              7              0             0              0
  February 2019            100              6              0             0              0
  February 2020            100              4              0             0              0
  February 2021            100              2              0             0              0
  February 2022            100              0              0             0              0
  February 2023            100              0              0             0              0
  February 2024            100              0              0             0              0
  February 2025             96              0              0             0              0
  February 2026             86              0              0             0              0
  February 2027             76              0              0             0              0
  February 2028             65              0              0             0              0
  February 2029             53              0              0             0              0
  February 2030             40              0              0             0              0
  February 2031             27              0              0             0              0
  February 2032             12              0              0             0              0
  February 2033              0              0              0             0              0
 Average Life
 to Maturity
 (years)                 26.08           7.77           5.90          5.02           4.81
 Average Life
 to Call (1)
 (years)                 25.95           7.07           5.34          4.57           4.45

------------------------------------------------------------------------------------------------------------

 (1) 10% Optional Clean-Up Call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 12

TO MATURITY


                     PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES              PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
      -----              ------        -------        --------      --------       --------
     Initial               100            100            100           100            100
  February 2004            100            100            100           100            100
  February 2005            100            100            100           100            100
  February 2006            100            100            100           100            100
  February 2007            100             87             65            47             33
  February 2008            100             70             48            32             21
  February 2009            100             57             36            22             13
  February 2010            100             45             27            15              8
  February 2011            100             36             20            10              2
  February 2012            100             29             15             7              0
  February 2013            100             23             11             2              0
  February 2014            100             19              8             0              0
  February 2015            100             15              5             0              0
  February 2016            100             12              1             0              0
  February 2017            100              9              0             0              0
  February 2018            100              7              0             0              0
  February 2019            100              4              0             0              0
  February 2020            100              1              0             0              0
  February 2021            100              0              0             0              0
  February 2022            100              0              0             0              0
  February 2023            100              0              0             0              0
  February 2024            100              0              0             0              0
  February 2025             96              0              0             0              0
  February 2026             86              0              0             0              0
  February 2027             76              0              0             0              0
  February 2028             65              0              0             0              0
  February 2029             53              0              0             0              0
  February 2030             40              0              0             0              0
  February 2031             27              0              0             0              0
  February 2032             12              0              0             0              0
  February 2033              0              0              0             0              0
 Average Life
 to Maturity
 (years)                 26.07           7.69           5.81          4.82           4.35
 Average Life
 to Call (1)
 (years)                 25.95           7.07           5.32          4.43           4.03



(1) 10% Optional Clean-Up Call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 13

TO MATURITY

               PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


      DATES              PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
      -----              ------        -------        --------      --------       --------
     Initial               100            100            100           100            100
  February 2004            100            100            100           100            100
  February 2005            100            100            100           100            100
  February 2006            100            100            100           100            100
  February 2007            100             87             65            47             33
  February 2008            100             70             48            32             21
  February 2009            100             57             36            22             13
  February 2010            100             45             27            15              5
  February 2011            100             36             20            10              0
  February 2012            100             29             15             0              0
  February 2013            100             23             11             0              0
  February 2014            100             19              5             0              0
  February 2015            100             15              0             0              0
  February 2016            100             12              0             0              0
  February 2017            100              9              0             0              0
  February 2018            100              1              0             0              0
  February 2019            100              0              0             0              0
  February 2020            100              0              0             0              0
  February 2021            100              0              0             0              0
  February 2022            100              0              0             0              0
  February 2023            100              0              0             0              0
  February 2024            100              0              0             0              0
  February 2025             96              0              0             0              0
  February 2026             86              0              0             0              0
  February 2027             76              0              0             0              0
  February 2028             65              0              0             0              0
  February 2029             53              0              0             0              0
  February 2030             40              0              0             0              0
  February 2031             27              0              0             0              0
  February 2032             12              0              0             0              0
  February 2033              0              0              0             0              0
 Average Life
 to Maturity
 (years)                 26.06           7.58           5.71          4.70           4.15
 Average Life
 to Call (1)
 (years)                 25.95           7.07           5.31          4.37           3.89



(1) 10% Optional Clean-Up Call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 14

TO MATURITY



        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES              PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
      -----              ------        -------        --------      --------       --------
     Initial               100            100            100           100            100
  February 2004            100            100            100           100            100
  February 2005            100            100            100           100            100
  February 2006            100            100            100           100            100
  February 2007            100             87             65            47             33
  February 2008            100             70             48            32             21
  February 2009            100             57             36            22              9
  February 2010            100             45             27            14              0
  February 2011            100             36             20             3              0
  February 2012            100             29             13             0              0
  February 2013            100             23              4             0              0
  February 2014            100             19              0             0              0
  February 2015            100             13              0             0              0
  February 2016            100              6              0             0              0
  February 2017            100              0              0             0              0
  February 2018            100              0              0             0              0
  February 2019            100              0              0             0              0
  February 2020            100              0              0             0              0
  February 2021            100              0              0             0              0
  February 2022            100              0              0             0              0
  February 2023            100              0              0             0              0
  February 2024            100              0              0             0              0
  February 2025             96              0              0             0              0
  February 2026             86              0              0             0              0
  February 2027             76              0              0             0              0
  February 2028             65              0              0             0              0
  February 2029             53              0              0             0              0
  February 2030             40              0              0             0              0
  February 2031             27              0              0             0              0
  February 2032              6              0              0             0              0
  February 2033              0              0              0             0              0
 Average Life
 to Maturity
 (years)                 26.04           7.41           5.57          4.57           4.00
 Average Life
 to Call (1)
 (years)                 25.95           7.07           5.30          4.35           3.82


--------------
(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 15

TO MATURITY


               PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


       DATES              PPC 0%       PPC 75%        PPC 100%      PPC 125%       PPC 150%
       -----              ------       -------        --------      --------       --------
      Initial              100            100            100           100            100
   February 2004           100            100            100           100            100
   February 2005           100            100            100           100            100
   February 2006           100            100            100           100            100
   February 2007           100             87             65            47             33
   February 2008           100             70             48            32             11
   February 2009           100             57             36            14              0
   February 2010           100             45             25             0              0
   February 2011           100             36              9             0              0
   February 2012           100             29              0             0              0
   February 2013           100             17              0             0              0
   February 2014           100              6              0             0              0
   February 2015           100              0              0             0              0
   February 2016           100              0              0             0              0
   February 2017           100              0              0             0              0
   February 2018           100              0              0             0              0
   February 2019           100              0              0             0              0
   February 2020           100              0              0             0              0
   February 2021           100              0              0             0              0
   February 2022           100              0              0             0              0
   February 2023           100              0              0             0              0
   February 2024           100              0              0             0              0
   February 2025            96              0              0             0              0
   February 2026            86              0              0             0              0
   February 2027            76              0              0             0              0
   February 2028            65              0              0             0              0
   February 2029            53              0              0             0              0
   February 2030            40              0              0             0              0
   February 2031            25              0              0             0              0
   February 2032             0              0              0             0              0
   February 2033             0              0              0             0              0
 Average Life to
 Maturity (years)        25.93           7.02           5.27          4.30           3.77
 Average Life to
 Call (1) (years)        25.92           6.98           5.24          4.27           3.74



--------------
(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 16

                             SCHEDULE OF AVAILABLE FUNDS AND
                 SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


---------------------------------------------------------------------------------------
PERIOD  A-2  CAP (%)   M-1 CAP (%)  M-2 CAP (%)  M-3 CAP (%)   B-1 CAP (%)  B-2 CAP (%)
        ACTUAL/360     ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360    ACTUAL/360
---------------------------------------------------------------------------------------
  0              -           -          -              -           -           -
  1           9.62        9.37       9.37           9.37        9.37           9.37
  2           8.67        8.42       8.42           8.42        8.42           8.42
  3           9.03        8.74       8.74           8.74        8.74           8.74
  4           8.89        8.58       8.58           8.58        8.58           8.58
  5           9.17        8.84       8.84           8.84        8.84           8.84
  6           8.92        8.60       8.60           8.60        8.60           8.60
  7           8.93        8.60       8.60           8.60        8.60           8.60
  8           9.19        8.84       8.84           8.84        8.84           8.84
  9           8.94        8.60       8.60           8.60        8.60           8.60
  10          9.20        8.84       8.84           8.84        8.84           8.84
  11          8.95        8.60       8.60           8.60        8.60           8.60
  12          8.96        8.60       8.60           8.60        8.60           8.60
  13          9.49        9.10       9.10           9.10        9.10           9.10
  14          8.97        8.60       8.60           8.60        8.60           8.60
  15          9.23        8.84       8.84           8.84        8.84           8.84
  16          8.99        8.60       8.60           8.60        8.60           8.60
  17          9.25        8.84       8.84           8.84        8.84           8.84
  18          9.00        8.60       8.60           8.60        8.60           8.60
  19          9.01        8.60       8.60           8.60        8.60           8.60
  20          9.28        8.84       8.84           8.84        8.84           8.84
  21          9.03        8.60       8.60           8.60        8.60           8.60
  22          9.30        8.85       8.85           8.85        8.85           8.85
  23          9.92        9.55       9.55           9.55        9.55           9.55
  24          9.93        9.55       9.55           9.55        9.55           9.55
  25         10.49       10.05      10.05          10.05       10.05          10.05
  26          9.58        9.17       9.17           9.17        9.17           9.17
  27          9.88        9.45       9.45           9.45        9.45           9.45
  28          9.61        9.17       9.17           9.17        9.17           9.17
  29         10.76       10.42      10.42          10.42       10.42          10.42
  30         10.47       10.11      10.11          10.11       10.11          10.11
  31         10.48       10.11      10.11          10.11       10.11          10.11
  32         10.82       10.42      10.42          10.42       10.42          10.42
  33         10.53       10.11      10.11          10.11       10.11          10.11
  34         10.87       10.42      10.42          10.42       10.42          10.42
  35         11.42       11.08      11.08          11.08       11.08          11.08
  36         11.45       11.08      11.08          11.08       11.08          11.08
  37         26.27       11.16      11.16          11.16       11.16          11.16
  38         12.09       10.08      10.08          10.08       10.08          10.08

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                               SCHEDULE OF AVAILABLE FUNDS AND
                 SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


---------------------------------------------------------------------------------------
PERIOD  A-2  CAP (%)   M-1 CAP (%)  M-2 CAP (%)  M-3 CAP (%)   B-1 CAP (%)  B-2 CAP (%)
        ACTUAL/360     ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360    ACTUAL/360
---------------------------------------------------------------------------------------
  39         12.43       10.41      10.41          10.41       10.41          10.41
  40         11.98       10.08      10.08          10.08       10.08          10.08
  41         13.18       11.41      11.41          11.41       11.41          11.41
  42         12.75       11.04      11.04          11.04       11.04          11.04
  43         12.74       11.04      11.04          11.04       11.04          11.04
  44         13.17       11.41      11.41          11.41       11.41          11.41
  45         12.74       11.04      11.04          11.04       11.04          11.04
  46         13.17       11.41      11.41          11.41       11.41          11.41
  47         13.31       11.69      11.69          11.69       11.69          11.69
  48         13.30       11.69      11.69          11.69       11.69          11.69
  49         14.73       12.94      12.94          12.94       12.94          12.94
  50         13.30       11.69      11.69          11.69       11.69          11.69
  51         13.74       12.08      12.08          12.08       12.08          12.08
  52         13.30       11.69      11.69          11.69       11.69          11.69
  53         13.77       12.11      12.11          12.11       12.11          12.11
  54         13.33       11.71      11.71          11.71       11.71          11.71
  55         13.33       11.71      11.71          11.71       11.71          11.71
  56         13.77       12.10      12.10          12.10       12.10          12.10
  57         13.32       11.71      11.71          11.71       11.71          11.71
  58         13.77       12.10      12.10          12.10       12.10          12.10
  59         13.34       11.73      11.73          11.73       11.73          11.73
  60         13.34       11.73      11.73          11.73       11.73          11.73
  61         14.26       12.53      12.53          12.53       12.53          12.53
  62         13.34       11.72      11.72          11.72       11.72          11.72
  63         13.78       12.11      12.11          12.11       12.11          12.11
  64         13.34       11.72      11.72          11.72       11.72          11.72
  65         13.78       12.11      12.11          12.11       12.11          12.11
  66         13.34       11.72      11.72          11.72       11.72          11.72
  67         13.34       11.72      11.72          11.72       11.72          11.72
  68         13.78       12.11      12.11          12.11       12.11          12.11
  69         13.34       11.71      11.71          11.71       11.71          11.71
  70         13.78       12.10      12.10          12.10       12.10          12.10
  71         13.33       11.71      11.71          11.71       11.71          11.71
  72         13.33       11.71      11.71          11.71       11.71          11.71
  73         14.76       12.96      12.96          12.96       12.96          12.96
  74         13.33       11.71      11.71          11.71       11.71          11.71
  75         13.78       12.10      12.10          12.10       12.10          12.10

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                               SCHEDULE OF AVAILABLE FUNDS AND
                 SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


---------------------------------------------------------------------------------------
PERIOD  A-2  CAP (%)   M-1 CAP (%)  M-2 CAP (%)  M-3 CAP (%)   B-1 CAP (%)  B-2 CAP (%)
        ACTUAL/360     ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360    ACTUAL/360
---------------------------------------------------------------------------------------
  76         13.33       11.70      11.70          11.70       11.70          11.70
  77         13.78       12.09      12.09          12.09       12.09          12.09
  78         13.33       11.70      11.70          11.70       11.70          11.70
  79         13.33       11.70      11.70          11.70       11.70          11.70
  80         13.78       12.09      12.09          12.09       12.09          12.09
  81         13.33       11.70      11.70          11.70       11.70          11.70
  82         13.78       12.09      12.09          12.09       12.09          12.09
  83         13.33       11.70      11.70          11.70       11.70          11.70
  84         12.36       11.69      11.69          11.69       11.69          11.69
  85         12.99       12.95      12.95          12.95       12.95          12.95
  86         11.75       11.69      11.69          11.69       11.69          11.69
  87         12.16       12.08      12.08          12.08       12.08          12.08
  88         11.78       11.69      11.69          11.69       11.69          11.69
  89         12.20       12.08      12.08          12.08       12.08          12.08
  90         11.82       11.69      11.69          11.69       11.69          11.69
  91         11.84       11.69      11.69          11.69       11.69          11.69
  92         12.25       12.07      12.07          12.07       12.07          12.07
  93         11.88       11.68      11.68          11.68       11.68          11.68
  94         12.30       12.07      12.07          12.07       12.07          12.07
  95         11.92       11.68      11.68          11.68       11.68          11.68
  96         11.94       11.68      11.68          11.68       11.68          11.68
  97         13.25       12.93      12.93          12.93       12.93          12.93
  98         11.99       11.68      11.68          11.68       11.68          11.68
  99         12.41       12.07      12.07          12.07       12.07          12.07
 100         12.03       11.68      11.68          11.68       11.68          11.68
 101         12.46       12.07      12.07          12.07       12.07          12.07
 102         12.08       11.68      11.68          11.68       11.68          11.68
 103         12.11       11.67      11.67          11.67       11.67          11.67
 104         12.54       12.06      12.06          12.06       12.06          12.06
 105         12.16       11.67      11.67          11.67       11.67          11.67
 106         12.60       12.06      12.06          12.06       12.06          12.06
 107         12.22       11.67      11.67          11.67       11.67              -
 108         12.25       11.67      11.67          11.67       11.67              -
 109         13.13       12.47      12.47          12.47       12.47              -
 110         12.31       11.67      11.67          11.67       11.67              -
 111         12.75       12.06      12.06          12.06       12.06              -
 112         12.38       11.67      11.67          11.67       11.67              -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                               SCHEDULE OF AVAILABLE FUNDS AND
                 SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


---------------------------------------------------------------------------------------
PERIOD  A-2  CAP (%)   M-1 CAP (%)  M-2 CAP (%)  M-3 CAP (%)   B-1 CAP (%)  B-2 CAP (%)
        ACTUAL/360     ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360    ACTUAL/360
---------------------------------------------------------------------------------------
 113         12.82       12.05      12.05          12.05       12.05              -
 114         12.44       11.67      11.67          11.67       11.67              -
 115         12.48       11.66      11.66          11.66       11.66              -
 116         12.93       12.05      12.05          12.05       12.05              -
 117         12.55       11.66      11.66          11.66       11.66              -
 118         13.01       12.05      12.05          12.05       12.05              -
 119         12.63       11.66      11.66          11.66       11.66              -
 120         12.67       11.66      11.66          11.66       11.66              -
 121         14.07       12.91      12.91          12.91       12.91              -
 122         12.76       11.66      11.66          11.66       11.66              -
 123         13.23       12.05      12.05          12.05       12.05              -
 124         12.84       11.66      11.66          11.66       11.66              -
 125         13.32       12.05      12.05          12.05       12.05              -
 126         12.94       11.66      11.66          11.66       11.66              -
 127         12.98       11.66      11.66          11.66       11.66              -
 128         13.47       12.04      12.04          12.04       12.04              -
 129         13.08       11.65      11.65          11.65       11.65              -
 130         13.57       12.04      12.04          12.04       12.04              -
 131         13.19       11.65      11.65          11.65           -              -
 132         13.24       11.65      11.65          11.65           -              -
 133         14.73       12.90      12.90          12.90           -              -
 134         13.36       11.65      11.65          11.65           -              -
 135         13.87       12.04      12.04          12.04           -              -
 136         13.48       11.65      11.65          11.65           -              -
 137         13.99       12.04      12.04          12.04           -              -
 138         13.61       11.65      11.65          11.65           -              -
 139         13.67       11.65      11.65          11.65           -              -
 140         14.20       12.04      12.04          12.04           -              -
 141         13.81       11.65      11.65          11.65           -              -
 142         14.34       12.04      12.04              -           -              -
 143         13.95       11.65      11.65              -           -              -
 144         14.03       11.65      11.65              -           -              -
 145         15.62       12.89      12.89              -           -              -
 146         14.18       11.65      11.65              -           -              -
 147         14.74       12.03      12.03              -           -              -
 148         14.35       11.65      11.65              -           -              -
 149         14.92       12.03      12.03              -           -              -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                               SCHEDULE OF AVAILABLE FUNDS AND
                 SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


---------------------------------------------------------------------------------------
PERIOD  A-2  CAP (%)   M-1 CAP (%)  M-2 CAP (%)  M-3 CAP (%)   B-1 CAP (%)  B-2 CAP (%)
        ACTUAL/360     ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360    ACTUAL/360
---------------------------------------------------------------------------------------
 150         14.52       11.65      11.65              -           -              -
 151         14.61       11.65      11.65              -           -              -
 152         15.20       12.03      12.03              -           -              -
 153         14.80       11.64      11.64              -           -              -
 154         15.40       12.03      12.03              -           -              -
 155         15.00       11.64      11.64              -           -              -
 156         15.10       11.64      11.64              -           -              -
 157         16.26       12.45      12.45              -           -              -
 158         15.32       11.64      11.64              -           -              -
 159         15.94       12.03      12.03              -           -              -
 160         15.54       11.64      11.64              -           -              -
 161         16.18       12.03      12.03              -           -              -
 162         15.78       11.64      11.64              -           -              -
 163         15.90       11.64      11.64              -           -              -
 164         16.56       12.03          -              -           -              -
 165         16.16       11.65          -              -           -              -
 166         16.84       12.03          -              -           -              -
 167         16.43       11.65          -              -           -              -
 168         16.57       11.65          -              -           -              -
 169         18.51       12.89          -              -           -              -
 170         16.87       11.65          -              -           -              -
 171         17.59       12.04          -              -           -              -
 172         17.18       11.65          -              -           -              -
 173         17.92       12.04          -              -           -              -
 174         17.51       11.65          -              -           -              -
 175         17.68       11.65          -              -           -              -
 176         18.45       12.04          -              -           -              -
 177         18.03       11.65          -              -           -              -
 178         18.83       12.04          -              -           -              -
 179         18.41       11.65          -              -           -              -
 180         18.67           -          -              -           -              -
 181         21.04           -          -              -           -              -
 182         19.35           -          -              -           -              -
 183         20.38           -          -              -           -              -
 184         20.12           -          -              -           -              -
 185         21.23           -          -              -           -              -
 186         21.00           -          -              -           -              -


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                               SCHEDULE OF AVAILABLE FUNDS AND
                 SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


---------------------------------------------------------------------------------------
PERIOD  A-2  CAP (%)   M-1 CAP (%)  M-2 CAP (%)  M-3 CAP (%)   B-1 CAP (%)  B-2 CAP (%)
        ACTUAL/360     ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360    ACTUAL/360
---------------------------------------------------------------------------------------
 187         21.48           -          -              -           -              -
 188         22.74           -          -              -           -              -
 189         22.56           -          -              -           -              -
 190         23.94           -          -              -           -              -
 191         23.82           -          -              -           -              -
 192         24.52           -          -              -           -              -
 193         27.95           -          -              -           -              -
 194         26.04           -          -              -           -              -
 195         27.81           -          -              -           -              -
 196         27.87           -          -              -           -              -
 197         29.89           -          -              -           -              -
 198         30.11           -          -              -           -              -
 199         31.42           -          -              -           -              -
 200         33.99           -          -              -           -              -
 201         34.56           -          -              -           -              -
 202         37.67           -          -              -           -              -
 203         38.64           -          -              -           -              -
 204         41.17           -          -              -           -              -
 205         47.19           -          -              -           -              -
 206         47.69           -          -              -           -              -
 207         53.72           -          -              -           -              -
 208         57.29           -          -              -           -              -
 209         66.14           -          -              -           -              -
 210         72.78           -          -              -           -              -
 211         84.72           -          -              -           -              -
 212        105.32           -          -              -           -              -
 213        128.83           -          -              -           -              -
 214        182.76           -          -              -           -              -
 215        286.93           -          -              -           -              -
 216             *
 217

*In Period 216 the A-2 Class has a balance of $80,099 and is paid $119,838.

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                    EXHIBIT 99.2

MORGAN STANLEY
     2003-NC2

    ALL RECORDS

SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Range of Stated Original Terms (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Loan Rates (%)
11. Initial Periodic Cap (%)
12. Subseqeunt Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position

1. SUMMARY STATISTICS

Number of Mortgage Loans: 6,633
Aggregate Principal Balance ($): 1,082,683,538
Weighted Average Current Mortgage Rate (%): 7.713
Non-Zero Weighted Average Margin (%): 6.415
Non-Zero Weighted Average Maximum Rate (%): 14.762
Weighted Average Stated Original Term (months): 353
Weighted Average Stated Remaining Term (months): 350
Weighted Average Combined Original LTV (%): 79.11
% First Liens: 99.52
% Owner Occupied: 94.02
% Purchase: 20.24
% Full Doc: 58.64
Non-Zero Weighted Average Credit Score: 605

2. PRODUCT TYPES

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
PRODUCT TYPES                                      LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                         14         766,510        0.07      8.035         118       58.1
Fixed - 15 Year                                        266      23,061,337        2.13      8.137         180      72.84
Fixed - 20 Year                                        197      14,143,943        1.31      8.928         238      81.72
Fixed - 25 Year                                          9         645,391        0.06      8.522         298      80.12
Fixed - 30 Year                                      1,670     249,604,417       23.05       7.78         358       76.1
ARM - 2 Year/6 Month                                 4,231     738,005,635       68.16       7.76         358      80.13
ARM - 3 Year/6 Month                                   146      25,519,588        2.36      7.428         358         80
ARM - 10 Year IO/1 Month                               100      30,936,717        2.86      5.403         297      82.26
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------

3. RANGE OF GROSS INTEREST RATES (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
RANGE OF GROSS INTEREST RATES (%)                  LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                           17       4,443,293        0.41      4.847         297      80.82
5.000 - 5.999                                          233      60,135,637        5.55      5.702         331       78.9
6.000 - 6.999                                        1,125     237,457,250       21.93      6.748         354      77.26
7.000 - 7.999                                        2,401     429,877,073        39.7      7.566         352      79.49
8.000 - 8.999                                        1,752     245,860,843       22.71      8.525         353      80.35
9.000 - 9.999                                          713      75,414,880        6.97      9.496         348      79.46
10.000 - 10.999                                        300      22,543,838        2.08     10.571         323       78.7
11.000 - 11.999                                         68       5,145,864        0.48      11.46         342      73.35
12.000 - 12.999                                         23       1,744,889        0.16     12.346         354      74.91
13.000 - 13.999                                          1          59,973        0.01       13.1         358         60
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------
Minimum: 4.820
Maximum: 13.100
Weighted Average: 7.713

4. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)       LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                              17         368,240        0.03     10.914         252      86.49
25,001 - 50,000                                        451      18,546,963        1.71      9.277         306      74.03
50,001 - 75,000                                        867      55,030,859        5.08      8.662         331      76.19
75,001 - 100,000                                       824      72,263,817        6.67      8.339         348      77.22
100,001 - 125,000                                      809      91,215,621        8.42      8.049         352      78.15
125,001 - 150,000                                      711      97,583,402        9.01      7.915         352      78.53
150,001 - 175,000                                      609      99,042,519        9.15      7.786         354      77.79
175,001 - 200,000                                      513      96,313,810         8.9      7.673         352      79.36
200,001 - 225,000                                      421      89,592,990        8.28      7.624         353      79.61
225,001 - 250,000                                      300      71,388,144        6.59      7.524         355      79.69
250,001 - 275,000                                      207      54,284,326        5.01      7.438         354      79.53
275,001 - 300,000                                      194      55,914,722        5.16      7.403         351      79.73
300,001 - 325,000                                      159      49,701,009        4.59      7.414         356      82.44
325,001 - 350,000                                      107      36,255,720        3.35      7.348         353      81.13
350,001 - 375,000                                      103      37,244,179        3.44      7.224         352      81.73
375,001 - 400,000                                       70      27,242,088        2.52      7.267         350      79.72
400,001 - 425,000                                       57      23,534,715        2.17      7.192         351      82.93
425,001 - 450,000                                       45      19,669,181        1.82      7.312         351      78.72
450,001 - 475,000                                       45      20,806,555        1.92      7.144         351      82.94
475,001 - 500,000                                       52      25,576,393        2.36      7.343         354      78.98
500,001 - 750,000                                       70      39,488,512        3.65      7.025         349       79.1
750,001 - 1,000,000                                      2       1,619,775        0.15      7.604         357      70.48
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------
Minimum: 15,984
Maximum: 856,286
Average: 163,227

5. RANGE OF STATED ORIGINAL TERMS (MONTHS)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
RANGE OF STATED ORIGINAL TERMS (MONTHS)            LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
120                                                     14         766,510        0.07      8.035         118       58.1
180                                                    264      22,678,850        2.09      8.155         178      72.85
240                                                    198      14,194,482        1.31      8.925         238      81.72
300                                                    109      31,582,109        2.92      5.467         297      82.22
360                                                  6,048   1,013,461,588       93.61      7.756         358      79.13
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 353

6. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
RANGE OF STATED REMAINING TERMS (MONTHS)           LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
109 - 120                                               14         766,510        0.07      8.035         118       58.1
169 - 180                                              264      22,678,850        2.09      8.155         178      72.85
229 - 240                                              198      14,194,482        1.31      8.925         238      81.72
289 - 300                                              109      31,582,109        2.92      5.467         297      82.22
349 - 360                                            6,048   1,013,461,588       93.61      7.756         358      79.13
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------
Minimum: 117
Maximum: 359
Weighted Average: 350

7. RANGE OF COMBINED ORIGINAL LTV RATIOS (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
RANGE OF COMBINED ORIGINAL LTV RATIOS (%)          LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
<= 10.00                                                 1          54,877        0.01       7.49         358       9.02
10.01 - 20.00                                           15         575,201        0.05      9.539         275      17.52
20.01 - 30.00                                           25       2,292,945        0.21      7.403         336      26.36
30.01 - 40.00                                           62       5,964,119        0.55      7.836         329      36.39
40.01 - 50.00                                          143      17,779,226        1.64      7.424         343      46.17
50.01 - 60.00                                          307      44,175,450        4.08      7.511         345      56.48
60.01 - 70.00                                          801     125,997,331       11.64      7.757         350      66.59
70.01 - 80.00                                        2,592     411,763,231       38.03      7.695         350      77.95
80.01 - 90.00                                        2,410     437,101,021       40.37      7.724         353         87
90.01 - 100.00                                         277      36,980,137        3.42      7.997         339      95.52
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------
Minimum: 9.02
Maximum: 100.00
Weighted Average: 79.11

8. RANGE OF GROSS MARGINS (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
RANGE OF GROSS MARGINS (%)                         LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
<= 5.000                                             2,268     321,826,619       29.72      7.624         333      76.72
5.001 - 5.500                                           11       3,519,994        0.33      7.052         357      71.25
5.501 - 6.000                                           76      12,906,251        1.19      7.043         358         79
6.001 - 6.500                                        2,580     482,649,790       44.58      7.452         358      81.95
6.501 - 7.000                                        1,022     162,290,263       14.99      8.084         358      78.11
7.001 - 7.500                                          673      99,206,976        9.16      8.776         358      74.97
7.501 - 8.000                                            2         203,657        0.02      9.229         357      80.42
8.001 - 8.500                                            1          79,989        0.01        7.5         357         75
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000
Maximum: 8.500
Non-Zero Weighted Average: 6.415

9. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
RANGE OF MINIMUM MORTGAGE RATES (%)                LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     2,156     288,221,599       26.62      7.867         337      76.08
<=5.000                                                 17       4,443,293        0.41      4.847         297      80.82
5.001 - 5.500                                           85      24,454,387        2.26       5.38         311      81.36
5.501 - 6.000                                          171      40,461,470        3.74      5.932         347      77.58
6.001 - 6.500                                          271      60,199,573        5.56      6.399         357      76.54
6.501 - 7.000                                          627     131,638,071       12.16      6.898         358      79.74
7.001 - 7.500                                          707     140,623,311       12.99      7.399         358      81.33
7.501 - 8.000                                          800     144,416,924       13.34      7.878         358      81.64
8.001 - 8.500                                          690     108,745,982       10.04      8.387         358      81.54
8.501 - 9.000                                          524      71,952,455        6.65      8.869         358      79.96
9.001 - 9.500                                          241      28,842,129        2.66      9.365         358      80.23
9.501 - 10.000                                         170      21,195,524        1.96      9.834         358      79.54
10.001 -10.500                                          70       7,477,459        0.69     10.331         358      76.15
10.501 - 11.000                                         48       5,508,531        0.51     10.845         358      71.02
11.001 - 11.500                                         18       1,391,459        0.13      11.28         358      70.31
11.501 - 12.000                                         22       1,955,338        0.18     11.825         358      72.53
12.001 - 12.500                                         12         908,134        0.08     12.357         358      71.88
12.501 - 13.000                                          3         187,927        0.02     12.649         358      75.72
13.001 - 13.500                                          1          59,973        0.01       13.1         358         60
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.790
Maximum: 13.100
Non-Zero Weighted Average: 7.656

10. RANGE OF MAXIMUM LOAN RATES (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
RANGE OF MAXIMUM LOAN RATES (%)                    LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     2,156     288,221,599       26.62      7.867         337      76.08
<= 12.500                                               69      18,363,848         1.7      5.477         316      81.34
12.501 - 13.000                                        148      33,325,683        3.08      5.953         358      76.42
13.001 - 13.500                                        271      59,838,462        5.53      6.402         358      76.54
13.501 - 14.000                                        631     132,316,001       12.22      6.903         358      79.74
14.001 - 14.500                                        709     140,916,358       13.02      7.402         358      81.32
14.501 - 15.000                                        795     143,654,204       13.27      7.879         358      81.67
15.001 - 15.500                                        688     108,448,011       10.02      8.388         358      81.55
15.501 - 16.000                                        524      71,952,455        6.65      8.869         358      79.96
16.001 - 16.500                                        240      28,708,165        2.65      9.364         358       80.2
16.501 - 17.000                                        182      24,337,617        2.25      9.191         350      79.96
17.001 - 17.500                                        105      18,938,873        1.75      7.317         321      79.17
17.501 - 18.000                                         59       9,159,432        0.85      8.851         333       75.6
18.001 - 18.500                                         18       1,391,459        0.13      11.28         358      70.31
18.501 - 19.000                                         22       1,955,338        0.18     11.825         358      72.53
19.001 - 19.500                                         12         908,134        0.08     12.357         358      71.88
19.501 - 20.000                                          3         187,927        0.02     12.649         358      75.72
20.001 - 20.500                                          1          59,973        0.01       13.1         358         60
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.990
Maximum: 20.100
Non-Zero Weighted Average: 14.762

11. INITIAL PERIODIC CAP (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
INITIAL PERIODIC CAP (%)                           LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     2,156     288,221,599       26.62      7.867         337      76.08
1                                                       10       1,430,755        0.13      7.631         358      76.97
1.5                                                  4,365     761,757,359       70.36      7.749         358      80.13
3                                                      102      31,273,826        2.89      5.436         298      82.25
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.558

12. SUBSEQEUNT PERIODIC CAP (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
SUBSEQEUNT PERIODIC CAP (%)                        LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     2,156     288,221,599       26.62      7.867         337      76.08
1                                                       12       1,767,864        0.16      7.782         357      77.85
1.5                                                  4,365     761,757,359       70.36      7.749         358      80.13
3                                                      100      30,936,717        2.86      5.403         297      82.26
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.557

13. NEXT RATE ADJUSTMENT DATES

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
NEXT RATE ADJUSTMENT DATES                         LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Mar-03                                                 100      30,936,717        2.86      5.403         297      82.26
Jul-04                                                   1         297,574        0.03        8.7         353         65
Aug-04                                                   7       2,231,405        0.21      7.969         354      83.35
Sep-04                                                  13       3,058,101        0.28      7.993         355      77.68
Oct-04                                                  36       6,196,575        0.57      8.125         356      82.18
Nov-04                                               1,175     207,789,741       19.19      7.918         357      80.15
Dec-04                                               2,997     518,161,772       47.86       7.69         358      80.11
Jan-05                                                   2         270,467        0.02      7.767         359      87.72
Aug-05                                                   1         148,826        0.01          7         354      74.85
Oct-05                                                   3         622,868        0.06      7.672         356      72.48
Nov-05                                                  36       5,589,590        0.52      7.667         357      78.59
Dec-05                                                 106      19,158,304        1.77      7.354         358      80.69
Fixed Rate                                           2,156     288,221,599       26.62      7.867         337      76.08
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------

14. GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES    LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
California                                           2,244     500,395,247       46.22      7.381         352      78.97
Florida                                                516      61,574,340        5.69      8.008         351      79.37
Texas                                                  530      48,655,165        4.49      8.565         325      76.86
Illinois                                               266      45,036,609        4.16       7.86         353      79.05
Michigan                                               353      40,836,436        3.77      8.234         353       78.9
Colorado                                               229      38,050,255        3.51      7.658         351      81.68
New York                                               164      37,443,173        3.46      7.747         349      76.64
Massachusetts                                          153      31,049,750        2.87      7.729         354      75.13
Virginia                                               112      20,481,927        1.89      7.805         353      80.29
New Jersey                                              95      19,177,238        1.77      7.961         352      76.49
Minnesota                                              115      18,414,103         1.7      7.804         356      81.55
Washington                                             104      17,833,137        1.65      7.599         352      80.31
Nevada                                                 118      17,769,812        1.64      7.763         356      83.28
Arizona                                                137      15,949,900        1.47       7.78         351      79.97
Oregon                                                 102      15,391,313        1.42      7.898         350      80.23
Other                                                1,395     154,625,135       14.28      8.156         350      80.06
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 50

15. OCCUPANCY

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
OCCUPANCY                                          LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Primary                                              6,152   1,017,967,761       94.02      7.706         350      79.34
Investment                                             459      61,522,202        5.68      7.864         350      75.57
Second Home                                             22       3,193,576        0.29      7.122         342      73.16
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------

16. PROPERTY TYPE

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
PROPERTY TYPE                                      LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              5,287     848,389,130       78.36      7.736         351      79.14
PUD                                                    543      99,637,457         9.2      7.653         350      80.02
2-4 Family                                             379      77,880,594        7.19      7.598         348      77.25
Condo                                                  338      49,156,902        4.54      7.539         352      80.28
Manufactured Housing                                    86       7,619,455         0.7      8.302         336      75.44
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------

17. LOAN PURPOSE

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
LOAN PURPOSE                                       LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  4,355     701,862,501       64.83      7.758         350      77.52
Purchase                                             1,259     219,134,505       20.24       7.56         351      84.15
Refinance - Rate Term                                1,019     161,686,532       14.93      7.729         351       79.2
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------

18. DOCUMENTATION LEVEL

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
DOCUMENTATION LEVEL                                LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Full                                                 4,335     634,877,478       58.64      7.706         350      79.47
Stated Documentation                                 1,980     386,422,817       35.69      7.724         351      78.18
Limited                                                318      61,383,243        5.67       7.72         351      81.16
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------

19. CREDIT SCORE

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
CREDIT SCORE                                       LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
476 - 500                                               20       3,455,726        0.32      8.559         357      73.96
501 - 525                                              796     109,181,353       10.08      8.527         355      75.44
526 - 550                                              958     137,170,818       12.67      8.227         353      76.24
551 - 575                                              870     129,867,364       11.99      8.031         352       77.6
576 - 600                                              886     140,562,524       12.98      7.854         354       79.4
601 - 625                                              961     164,004,367       15.15      7.663         352      80.06
626 - 650                                              917     155,964,511       14.41      7.426         351       80.9
651 - 675                                              529      95,681,915        8.84      7.202         350      80.33
676 - 700                                              309      61,160,681        5.65       7.09         340      81.63
701 - 725                                              197      42,402,666        3.92      6.981         343      83.83
726 - 750                                               92      21,762,318        2.01       6.35         331      81.69
751 - 775                                               77      17,071,549        1.58      6.699         326       79.5
776 - 800                                               17       3,420,978        0.32      6.637         338      79.07
Above 800                                                4         976,769        0.09      6.163         314       77.3
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 499
Maximum: 811
Non-Zero Weighted Average: 605

20. PREPAYMENT PENALTY TERM

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
PREPAYMENT PENALTY TERM                            LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
0                                                    1,381     210,216,829       19.42      7.729         338      78.78
6                                                        1          89,411        0.01        9.5         177         85
12                                                     321      69,400,244        6.41      7.566         354      79.27
24                                                   3,540     604,160,968        55.8      7.725         357      80.01
36                                                   1,388     198,731,414       18.36       7.71         343      76.68
60                                                       2          84,672        0.01      8.173         355       76.6
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 6
Maximum: 60
Non-Zero Weighted Average: 26

21. LIEN POSITION

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
LIEN                                              MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
POSITION                                           LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
1st Lien                                             6,515   1,077,489,246       99.52      7.698         351      79.01
2nd Lien                                               118       5,194,292        0.48     10.949         226      99.35
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               6,633   1,082,683,538         100      7.713         350      79.11
------------------------------------------------------------------------------------------------------------------------

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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY
     2003-NC2

    GROUP II

SELECTION CRITERIA: GROUP II
TABLE OF CONTENTS

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Range of Stated Original Terms (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Loan Rates (%)
11. Initial Periodic Cap (%)
12. Subseqeunt Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position

1. SUMMARY STATISTICS

Number of Mortgage Loans: 2,255
Aggregate Principal Balance ($): 409,053,285
Weighted Average Current Mortgage Rate (%): 7.899
Non-Zero Weighted Average Margin (%): 6.294
Non-Zero Weighted Average Maximum Rate (%): 15.037
Weighted Average Stated Original Term (months): 347
Weighted Average Stated Remaining Term (months): 344
Weighted Average Combined Original LTV (%): 79.23
% First Liens: 98.73
% Owner Occupied: 94.59
% Purchase: 19.91
% Full Doc: 51.85
Non-Zero Weighted Average Credit Score: 613

2. PRODUCT TYPES

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
PRODUCT TYPES                                      LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                         10         597,497        0.15      7.974         118      59.14
Fixed - 15 Year                                        194      16,261,069        3.98      8.253         182       74.8
Fixed - 20 Year                                        155      10,360,042        2.53      9.207         238      86.34
Fixed - 25 Year                                          9         645,391        0.16      8.522         298      80.12
Fixed - 30 Year                                      1,048     159,463,317       38.98      7.937         358      77.77
ARM - 2 Year/6 Month                                   767     195,062,589       47.69      8.033         358      80.04
ARM - 3 Year/6 Month                                    27       6,978,564        1.71      7.403         358       80.2
ARM - 10 Year IO/1 Month                                45      19,684,816        4.81      5.433         297      83.04
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------

3. RANGE OF GROSS INTEREST RATES (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
RANGE OF GROSS INTEREST RATES (%)                  LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                            5       2,161,016        0.53      4.857         297      80.85
5.000 - 5.999                                           61      26,306,131        6.43      5.632         318      81.57
6.000 - 6.999                                          224      75,504,141       18.46      6.737         351       77.8
7.000 - 7.999                                          694     156,431,572       38.24      7.623         347      79.28
8.000 - 8.999                                          543      79,654,078       19.47      8.538         345      79.47
9.000 - 9.999                                          433      45,329,628       11.08      9.579         346      79.74
10.000 - 10.999                                        218      17,862,083        4.37     10.591         325      80.39
11.000 - 11.999                                         58       4,350,509        1.06     11.451         341      74.43
12.000 - 12.999                                         18       1,394,155        0.34      12.32         358      74.47
13.000 - 13.999                                          1          59,973        0.01       13.1         358         60
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------
Minimum: 4.820
Maximum: 13.100
Weighted Average: 7.899

4. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)       LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                              15         326,566        0.08     10.904         245      94.97
25,001 - 50,000                                        256      10,271,919        2.51      9.551         288      76.43
50,001 - 75,000                                        417      26,151,003        6.39      9.016         315      76.76
75,001 - 100,000                                       261      22,551,412        5.51       9.08         334      78.58
100,001 - 125,000                                      216      24,516,851        5.99      8.647         343      76.74
125,001 - 150,000                                      171      23,391,186        5.72      8.692         342       77.5
150,001 - 175,000                                      120      19,401,250        4.74      8.697         348      77.79
175,001 - 200,000                                      100      18,751,134        4.58      8.465         346      78.02
200,001 - 225,000                                       71      15,107,964        3.69      8.261         342      77.13
225,001 - 250,000                                       35       8,317,406        2.03       8.32         353      79.07
250,001 - 275,000                                       29       7,623,719        1.86      8.196         345      75.79
275,001 - 300,000                                       17       4,922,630         1.2       7.91         329      76.28
300,001 - 325,000                                       33      10,457,904        2.56      7.622         358      83.18
325,001 - 350,000                                       99      33,536,175         8.2      7.361         353      80.85
350,001 - 375,000                                       92      33,283,432        8.14      7.236         352      81.67
375,001 - 400,000                                       62      24,149,149         5.9      7.253         349      79.93
400,001 - 425,000                                       51      21,035,898        5.14      7.193         350      82.69
425,001 - 450,000                                       43      18,792,829        4.59      7.298         351      79.47
450,001 - 475,000                                       45      20,806,555        5.09      7.144         351      82.94
475,001 - 500,000                                       51      25,078,640        6.13       7.37         354      79.06
500,001 - 750,000                                       69      38,959,888        9.52      7.028         349      79.14
750,001 - 1,000,000                                      2       1,619,775         0.4      7.604         357      70.48
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------
Minimum: 15,984
Maximum: 856,286
Average: 181,398

5. RANGE OF STATED ORIGINAL TERMS (MONTHS)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
RANGE OF STATED ORIGINAL TERMS (MONTHS)            LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
120                                                     10         597,497        0.15      7.974         118      59.14
180                                                    192      15,878,582        3.88      8.281         178      74.87
240                                                    156      10,410,581        2.55      9.201         238      86.31
300                                                     54      20,330,207        4.97      5.531         297      82.94
360                                                  1,843     361,836,418       88.46      7.977         358      79.04
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 347

6. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
RANGE OF STATED REMAINING TERMS (MONTHS)           LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
109 - 120                                               10         597,497        0.15      7.974         118      59.14
169 - 180                                              192      15,878,582        3.88      8.281         178      74.87
229 - 240                                              156      10,410,581        2.55      9.201         238      86.31
289 - 300                                               54      20,330,207        4.97      5.531         297      82.94
349 - 360                                            1,843     361,836,418       88.46      7.977         358      79.04
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------
Minimum: 117
Maximum: 358
Weighted Average: 344

7. RANGE OF COMBINED ORIGINAL LTV RATIOS (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
RANGE OF COMBINED ORIGINAL LTV RATIOS (%)          LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
10.01 - 20.00                                            5         198,696        0.05      9.118         286      14.89
20.01 - 30.00                                            6         346,706        0.08      8.283         334      24.61
30.01 - 40.00                                           21       1,614,178        0.39      8.185         293      36.43
40.01 - 50.00                                           47       5,648,689        1.38      7.755         333      46.79
50.01 - 60.00                                          104      15,831,429        3.87       8.07         338      56.77
60.01 - 70.00                                          313      56,025,661        13.7          8         348      66.53
70.01 - 80.00                                          866     147,800,632       36.13      7.922         344      77.76
80.01 - 90.00                                          737     166,176,523       40.62       7.75         348      87.06
90.01 - 100.00                                         156      15,410,771        3.77      8.737         312      96.51
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------
Minimum: 10.26
Maximum: 100.00
Weighted Average: 79.23

8. RANGE OF GROSS MARGINS (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
RANGE OF GROSS MARGINS (%)                         LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
<= 5.000                                             1,462     207,335,331       50.69      7.788         331      78.44
5.001 - 5.500                                            3       1,911,723        0.47      7.383         357      62.09
5.501 - 6.000                                            8       2,666,524        0.65      6.729         358      78.31
6.001 - 6.500                                          367     126,010,402       30.81      7.467         358      82.49
6.501 - 7.000                                          195      38,768,674        9.48      8.574         358      78.18
7.001 - 7.500                                          219      32,316,709         7.9      9.609         358      73.89
7.501 - 8.000                                            1          43,921        0.01       10.1         357      81.94
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000
Maximum: 7.750
Non-Zero Weighted Average: 6.294

9. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
RANGE OF MINIMUM MORTGAGE RATES (%)                LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,416     187,327,317        45.8      8.037         335      77.94
<=5.000                                                  5       2,161,016        0.53      4.857         297      80.85
5.001 - 5.500                                           31      13,248,890        3.24      5.355         300      83.27
5.501 - 6.000                                           31      13,474,652        3.29      5.917         337      80.15
6.001 - 6.500                                           43      17,830,770        4.36      6.378         356      76.36
6.501 - 7.000                                           86      36,037,687        8.81      6.898         358      81.08
7.001 - 7.500                                           89      38,244,509        9.35      7.407         358      81.79
7.501 - 8.000                                           67      28,190,858        6.89      7.852         358       81.3
8.001 - 8.500                                           38      15,795,069        3.86      8.387         357      82.87
8.501 - 9.000                                           21       8,472,976        2.07      8.883         357      82.42
9.001 - 9.500                                           84       9,585,197        2.34      9.497         358      80.33
9.501 - 10.000                                         170      21,195,524        5.18      9.834         358      79.54
10.001 -10.500                                          70       7,477,459        1.83     10.331         358      76.15
10.501 - 11.000                                         48       5,508,531        1.35     10.845         358      71.02
11.001 - 11.500                                         18       1,391,459        0.34      11.28         358      70.31
11.501 - 12.000                                         22       1,955,338        0.48     11.825         358      72.53
12.001 - 12.500                                         12         908,134        0.22     12.357         358      71.88
12.501 - 13.000                                          3         187,927        0.05     12.649         358      75.72
13.001 - 13.500                                          1          59,973        0.01       13.1         358         60
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.790
Maximum: 13.100
Non-Zero Weighted Average: 7.779

10. RANGE OF MAXIMUM LOAN RATES (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
RANGE OF MAXIMUM LOAN RATES (%)                    LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,416     187,327,317        45.8      8.037         335      77.94
<= 12.500                                               21       8,245,599        2.02       5.49         302      82.31
12.501 - 13.000                                         21       9,005,086         2.2       5.95         357      79.15
13.001 - 13.500                                         42      17,330,771        4.24      6.378         358      76.28
13.501 - 14.000                                         86      36,037,687        8.81      6.898         358      81.08
14.001 - 14.500                                         89      38,244,509        9.35      7.407         358      81.79
14.501 - 15.000                                         67      28,190,858        6.89      7.852         358       81.3
15.001 - 15.500                                         38      15,795,069        3.86      8.387         357      82.87
15.501 - 16.000                                         21       8,472,976        2.07      8.883         357      82.42
16.001 - 16.500                                         84       9,585,197        2.34      9.497         358      80.33
16.501 - 17.000                                        174      23,001,541        5.62      9.443         353      79.87
17.001 - 17.500                                         86      14,869,049        3.63      7.855         327      79.57
17.501 - 18.000                                         54       8,444,797        2.06      9.105         337      74.87
18.001 - 18.500                                         18       1,391,459        0.34      11.28         358      70.31
18.501 - 19.000                                         22       1,955,338        0.48     11.825         358      72.53
19.001 - 19.500                                         12         908,134        0.22     12.357         358      71.88
19.501 - 20.000                                          3         187,927        0.05     12.649         358      75.72
20.001 - 20.500                                          1          59,973        0.01       13.1         358         60
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12.000
Maximum: 20.100
Non-Zero Weighted Average: 15.037

11. INITIAL PERIODIC CAP (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
INITIAL PERIODIC CAP (%)                           LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,416     187,327,317        45.8      8.037         335      77.94
1.5                                                    794     202,041,153       49.39      8.011         358      80.05
3                                                       45      19,684,816        4.81      5.433         297      83.04
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500
Maximum: 3.000
Non-Zero Weighted Average: 1.633

12. SUBSEQEUNT PERIODIC CAP (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
SUBSEQEUNT PERIODIC CAP (%)                        LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,416     187,327,317        45.8      8.037         335      77.94
1.5                                                    794     202,041,153       49.39      8.011         358      80.05
3                                                       45      19,684,816        4.81      5.433         297      83.04
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500
Maximum: 3.000
Non-Zero Weighted Average: 1.633

13. NEXT RATE ADJUSTMENT DATES

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
NEXT RATE ADJUSTMENT DATES                         LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Mar-03                                                  45      19,684,816        4.81      5.433         297      83.04
Aug-04                                                   5       1,908,858        0.47      7.867         354      84.15
Sep-04                                                   2         892,456        0.22      7.953         355       68.7
Oct-04                                                  14       2,832,935        0.69      8.714         356      82.55
Nov-04                                                 252      61,595,325       15.06      8.102         357      80.18
Dec-04                                                 494     127,833,015       31.25      7.987         358      79.94
Oct-05                                                   1          65,282        0.02      10.25         356         85
Nov-05                                                   6       1,647,715         0.4      7.392         357      73.62
Dec-05                                                  20       5,265,568        1.29      7.371         358       82.2
Fixed Rate                                           1,416     187,327,317        45.8      8.037         335      77.94
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------

14. GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES    LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
California                                             719     202,022,276       49.39      7.454         347      80.11
Texas                                                  310      28,202,293        6.89      8.699         314      76.35
Florida                                                192      24,326,935        5.95       8.22         346      79.69
Illinois                                                70      14,156,333        3.46      8.066         350      78.02
Michigan                                               111      13,252,551        3.24      8.656         355      77.08
New York                                                48      11,964,849        2.93      7.857         347      75.86
Massachusetts                                           48      11,013,363        2.69      8.146         352      76.33
New Jersey                                              42      10,343,662        2.53      8.264         349      75.78
Colorado                                                43       8,945,779        2.19      8.053         343      81.22
Virginia                                                40       8,913,707        2.18      7.909         353      81.08
Washington                                              25       5,823,772        1.42      7.449         345      80.58
Oregon                                                  33       5,473,112        1.34      8.256         339      80.48
Nevada                                                  32       5,085,283        1.24      8.096         352      82.43
Tennessee                                               43       4,851,901        1.19      8.351         330      83.51
Ohio                                                    44       3,769,439        0.92      9.021         344      77.93
Other                                                  455      50,908,033       12.45      8.543         343      78.48
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 46

15. OCCUPANCY

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
OCCUPANCY                                          LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Primary                                              2,090     386,939,807       94.59      7.884         344      79.45
Investment                                             159      21,273,851         5.2      8.201         342      75.16
Second Home                                              6         839,627        0.21      7.142         316      76.98
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------

16. PROPERTY TYPE

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
PROPERTY TYPE                                      LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              1,822     330,230,559       80.73      7.901         345      79.48
PUD                                                    201      42,792,481       10.46      7.797         345      80.38
2-4 Family                                             114      22,125,700        5.41      7.937         338      74.83
Condo                                                   83      11,045,431         2.7      7.872         336      77.29
Manufactured Housing                                    35       2,859,114         0.7      8.983         312       73.6
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------

17. LOAN PURPOSE

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
LOAN PURPOSE                                       LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  1,507     263,937,302       64.52      7.977         344      77.78
Purchase                                               384      81,444,391       19.91      7.601         343      84.19
Refinance - Rate Term                                  364      63,671,593       15.57      7.955         348      78.87
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------

18. DOCUMENTATION LEVEL

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
DOCUMENTATION LEVEL                                LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
Full                                                 1,435     212,092,809       51.85      8.044         341      79.57
Stated Documentation                                   704     169,966,395       41.55      7.721         347      78.51
Limited                                                116      26,994,081         6.6      7.878         347      80.99
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------

19. CREDIT SCORE

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
CREDIT SCORE                                       LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
476 - 500                                                4       1,233,574         0.3      8.496         358       78.8
501 - 525                                              269      35,822,396        8.76      9.131         354      75.54
526 - 550                                              314      46,472,541       11.36      8.646         348      75.07
551 - 575                                              260      40,429,941        9.88      8.459         347      76.47
576 - 600                                              294      50,088,825       12.25      8.042         348      78.37
601 - 625                                              338      65,048,227        15.9      7.844         346      80.04
626 - 650                                              337      62,296,979       15.23      7.649         345      81.28
651 - 675                                              167      37,021,043        9.05      7.385         346      81.58
676 - 700                                              121      29,395,960        7.19      7.178         334      82.18
701 - 725                                               78      20,544,045        5.02      7.006         335      83.75
726 - 750                                               34       9,829,169         2.4       6.02         312      81.53
751 - 775                                               28       8,493,631        2.08      6.648         318      78.98
776 - 800                                                8       1,607,166        0.39      7.385         347      89.06
Above 800                                                3         769,790        0.19      5.671         302      73.89
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 499
Maximum: 811
Non-Zero Weighted Average: 613

20. PREPAYMENT PENALTY TERM

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
PREPAYMENT PENALTY TERM                            LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
0                                                      620     100,017,971       24.45       7.77         330       78.7
6                                                        1          89,411        0.02        9.5         177         85
12                                                     123      30,984,485        7.57       7.69         352      78.32
24                                                     692     158,801,261       38.82       8.02         354      80.52
36                                                     817     119,075,486       29.11      7.899         341      78.18
60                                                       2          84,672        0.02      8.173         355       76.6
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 6
Maximum: 60
Non-Zero Weighted Average: 27

21. LIEN POSITION

                                                                               % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                               AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                                   NUMBER       CUT-OFF       CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                     OF          DATE          DATE       GROSS     REMAINING   COMBINED
                                                  MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM      ORIGINAL
POSITION                                           LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV
------------------------------------------------------------------------------------------------------------------------
1st Lien                                             2,137     403,858,993       98.73       7.86         346      78.97
2nd Lien                                               118       5,194,292        1.27     10.949         226      99.35
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,255     409,053,285         100      7.899         344      79.23
------------------------------------------------------------------------------------------------------------------------